Exhibit 10.4







================================================================================






                                  SITE SUBLEASE


                            Dated as of May 25, 2004


                                     between



                              SE RAVENSWOOD TRUST,
                               as Ground Sublessor


                                       and

                             KEYSPAN-RAVENSWOOD, LLC
                               as Ground Sublessee





================================================================================


                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
section 1.        DEFINITIONS....................................................................................1

section 2.        SUBLEASE OF Facility and Use of Easements......................................................1

         Section 2.1.      Sublease of the Facility and use of Easements.........................................1

         Section 2.2.      Basic Site Sublease Term..............................................................2

         Section 2.3.      Renewal Site Sublease Term............................................................2

         Section 2.4.      Return of Ground Interest.............................................................2

         Section 2.5.      Early Termination of Site Sublease Term...............................................2

         Section 2.6.      Nonterminability......................................................................3

section 3.        RENT FOR THE SUBLEASE OF GROUND INTEREST.......................................................3

         Section 3.1.      Rent..................................................................................3

         Section 3.2.      Payment...............................................................................3

section 4.        QUIET ENJOYMENT IN FAVOR OF THE GROUND SUBLESSEE...............................................4

         Section 4.1.      Ground Sublessee's Right of Quiet Enjoyment...........................................4

         Section 4.2.      Conveyances Pursuant to the Site Lease................................................4

section 5.        USE OF GROUND INTEREST.........................................................................4

         Section 5.1.      Use...................................................................................4

         Section 5.2.      Compliance with Environmental Laws....................................................4

section 6.        TRANSFER OF GROUND INTEREST....................................................................5

section 7.        SEVERANCE......................................................................................5

section 8.        NONMERGER......................................................................................5

section 9.        SECURITY FOR OWNER LESSOR'S OBLIGATION UNDER LESSOR NOTE.......................................5

section 10.       INSPECTION.....................................................................................6

section 11.       MISCELLANEOUS..................................................................................6

         Section 11.1.       Amendments and Waivers..............................................................6

         Section 11.2.       Notices.............................................................................6

         Section 11.3.       Survival............................................................................8

         Section 11.4.       Successors and Assigns..............................................................8

         Section 11.5.       Governing Law.......................................................................8

         Section 11.6.       Severability........................................................................8

         Section 11.7.       Counterparts........................................................................8

         Section 11.8.       Headings and Table of Contents......................................................8


                                       i


                               TABLE OF CONTENTS
                                  (continued)

         Section 11.9.       Further Assurances..................................................................8

         Section 11.10.      Limitation of Liability.............................................................9

         Section 11.11.      Measuring Life......................................................................9

                                  SITE SUBLEASE

     This SITE SUBLEASE, dated as of May 25, 2004 (this "Site Sublease"), between SE RAVENSWOOD TRUST, a Delaware statutory trust ("Ground Sublessor" or the "Owner Lessor") and KEYSPAN-RAVENSWOOD, LLC, a New York limited liability company (the "Ground Sublessee" or the "Company").


                              W I T N E S S E T H:

     WHEREAS, concurrently with the execution and delivery of this Site Sublease, the Owner Lessor has acquired the Facility from the Company pursuant to the Deed and Bill of Sale;

     WHEREAS, concurrently with the execution and delivery of this Site Sublease, the Company and the Owner Lessor have entered into a Site Lease and Easement Agreement (the "Site Lease"), pursuant to which the Company leases the Facility Site, assigns the Easements, grants the Additional Easements and grants the right to use the Additional Property to the Owner Lessor;

     WHEREAS, the Facility Site does not include any part of the Facility or the Retained Site, and no part of the Facility or the Retained Site is being leased to the Ground Sublessee hereunder; and

     WHEREAS, pursuant to this Site Sublease, the Ground Sublessor is subleasing the Facility Site and granting the right to use the Easements to the Ground Sublessee for a term coterminous with that of the Facility Lease.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

section 1.        DEFINITIONS

     Unless the context hereof otherwise requires, capitalized terms used in this Site Sublease, including those in the recitals, and not otherwise defined herein shall have the respective meanings set forth in the Site Lease and Appendix A to the Participation Agreement. The general provisions of such Appendix A to the Participation Agreement shall apply to the terms used in this Site Sublease.

section 2.        SUBLEASE OF FACILITY SITE AND USE OF EASEMENTS

     Section 2.1. Sublease of Facility Site and use of Easements. (a) The Ground Sublessor hereby subleases the Facility Site (as described on Exhibit A hereto) to the Ground Sublessee, together with the right to use the Easements (as described on Exhibit B hereto), subject to the Site Lease and the other Operative Documents. The sublease and other rights in this Section 2.1(a) are intended to give the Ground Sublessee the right of ingress and egress to the Facility, the right to use and operate the Facility and the other rights described in Section 5.

     (b) The Ground Sublessor and the Ground Sublessee understand and agree that
(i) the sublease and other rights in Section 2.1(a) are subject to Permitted Liens and to the terms and conditions of the Site Lease, including, without limitation, the Ground Sublessee's rights, as the lessor under the Site Lease, under Sections 4.2, 4.3 and 4.4 of the Site Lease, (ii) the Ground Sublessor does not have title to the Facility Site or the Retained Site, and (iii) title to the Facility is vested in the Ground Sublessor and no part of the Facility is being leased or subleased hereunder.

     Section 2.2. Basic Site Sublease Term. The term of this Site Sublease shall commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on the Expiration Date (the "Basic Site Sublease Term"), subject to early termination pursuant to Section 2.5 hereof and renewal pursuant to Section 2.3 hereof.

     Section 2.3. Renewal Site Sublease Term. If the Company exercises its option to renew the Facility Lease for one or more Renewal Lease Terms pursuant to Section 15 of the Facility Lease, the Basic Site Sublease Term shall automatically and without further act by any Person be renewed for a term or terms which shall be coterminous with the Renewal Lease Term(s) under the Facility Lease (each, a "Renewal Site Sublease Term" and, together with the Basic Site Sublease Term, the "Site Sublease Term").

     Section 2.4. Return of Facility Site. Upon the expiration or early termination of this Site Sublease, the Ground Sublessee shall (a) return the Facility Site to the Ground Sublessor by surrendering the Facility Site into the possession of the Ground Sublessor without representation or warranty, other than a warranty that such Facility Site is free and clear of all Liens other than Permitted Liens of the type specified in (b) (other than Indenture Trustee's Liens), (h), (i), (j), (k), (l) or (m) of the definition thereof and the interests of the Owner Participant and the Owner Lessor under the Operative Documents without any other liability or cost to the Ground Sublessee, and (b) upon the request of the Ground Sublessor, execute, acknowledge, and deliver a release (or termination) of the Facility Site and the right to use the Easements which release (or termination) shall be prepared by the Ground Sublessor at the expense of, and in a form reasonably satisfactory to, the Ground Sublessee to be duly recorded at the Ground Sublessee's expense with the Register's Office, Queens County, New York. The obligations of the Ground Sublessor and the Ground Sublessee under this Section 2.4 shall survive the termination of this Site Sublease.

     Section 2.5. Early Termination of Site Sublease Term. Notwithstanding anything to the contrary in this Site Sublease, the Site Sublease Term shall automatically terminate upon the expiration, cancellation or early termination of the Facility Lease. Any such termination under this Section 2.5 shall be without any further act of any Person. Upon termination of the Site Sublease Term the Ground Sublessee shall return the Facility Site in accordance with
Section 2.4. Upon the request of the Ground Sublessor, the Ground Sublessee shall execute, acknowledge, and deliver a termination of the Site Sublease with respect to the Facility Site and the right to use the Easements which termination shall be prepared by the Ground Sublessee at its expense and in a form reasonably satisfactory to the Ground Sublessor to be duly recorded at the Ground Sublessee's expense with the Register's Office, Queens County, New York.

     Section 2.6. Nonterminability. Subject to Section 2.5 hereof, the Site Sublease Term shall not be terminated nor shall any of the rights granted or conveyed hereunder to the Ground Sublessee be extinguished, in whole or in part, by any circumstance of any character or for any reason whatsoever, including any of the following: (a) any loss or destruction of, or damage to, the Facility, any Component thereof or interruption or cessation in the use or possession thereof or any part thereof by the Ground Sublessee for any reason whatsoever and of whatever duration, (b) the condemnation, requisitioning, expropriation, seizure or other taking of title to or use of the Facility, any Component thereof or any part thereof by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any Person of all or any part of its property or the interference with such use by any Person, or any eviction by paramount title or otherwise, (d) any inadequacy, incorrectness or failure of the description of the Facility Site or the Easements or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Site Sublease, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Ground Sublessor, the Ground Sublessee or any other Person, (f) the failure by the Ground Sublessee to comply with Section 3 or 5 or any other provision hereof, or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.

section 3.        RENT

     Section 3.1. Rent. (a) The Ground Sublessee shall pay to the Ground Sublessor the rent stipulated in Section 3.1(b) as consideration for the right to possession and use of the Facility Site and for the easements and other rights, privileges and licenses granted, conveyed and otherwise made available to the Ground Sublessee hereunder for the Site Sublease Term.

     (b) No rent shall be allocated to the first three months of the Site Sublease Term. Thereafter, allocated rent shall be $243,000 per calendar year (or a ratable portion thereof in the case of a partial calendar year) for the first half of the remaining portion of the Site Sublease Term through the Expiration Date under the Facility Lease and $297,000 per calendar year (or a ratable portion thereof in the case of a partial calendar year) for the second half of the remaining portion of the Site Lease Term through the Expiration Date under the Facility Lease. In the event of any renewal of the Facility Lease, the allocated rent shall be $270,000 per calendar year (or a ratable portion thereof in the case of a partial calendar year) for the portion of the Site Sublease Term following the Expiration Date under the Facility Lease through the end of the Facility Lease Term. Subject to Section 3.2 hereof, the rent allocated to each full or partial calendar year hereunder shall be paid by the Ground Sublessee to the Ground Sublessor on December 31 of each year in the amount allocated to such year (or in the event of a termination of this Site Sublease prior to December 31 of a year, the rent payable for such year shall be paid on the last day of the term hereof in the amount allocated to the portion of the year in which this Site Sublease terminates through the date of such termination).

     (c) The Ground Sublessor and the Ground Sublessee agree that no other consideration shall be due and payable from the Ground Sublessee for the rights granted hereunder.

     Section 3.2. Payment. The Ground Sublessor and the Ground Sublessee agree that, during the Site Sublease Term, each payment of rent by the Ground Sublessor, as lessee, pursuant to Section 3.1 of the Site Lease and each payment of rent by the Ground Sublessee pursuant to Section 3.1 hereof shall be offset, and no amounts shall be payable by the Ground Sublessor or the Ground Sublessee in respect thereof.

section 4.        QUIET ENJOYMENT IN FAVOR OF THE GROUND SUBLESSEE

     Section 4.1. Ground Sublessee's Right of Quiet Enjoyment. The Ground Sublessor expressly agrees that, so long as no Lease Event of Default has occurred and is continuing, neither the Ground Sublessor nor any party acting by, through or under the Ground Sublessor (other than the Indenture Trustee) shall take or cause to be taken any action contrary to the Ground Sublessee's rights under this Site Sublease, including the right to possession, use and quiet enjoyment of the Facility Site and the Easements.

     Section 4.2. Conveyances Pursuant to the Site Lease. Grants of leases or easements and conveyances of portions of the Facility Site, rights of way, easements or leasehold interests made or reserved by the Ground Sublessee in accordance with Section 4.2 or 4.3 of the Site Lease shall not constitute a breach of the Ground Sublessee's right of quiet enjoyment under this Site Sublease. In light of the nature of the Released Property to be granted, released, leased or conveyed, either (x) this Site Sublease shall be subject to the interest created in connection with the Released Property or (y) the Released Property shall no longer be a part of the Facility Site and shall automatically be deemed to be subject to or released from the effect of this Site Sublease and any Lien on the Facility Site or otherwise under this Site Sublease, in either case, without the necessity of the execution, delivery or recording of any further instrument whatsoever. Any grant, sublease, assignment, encumbrance or conveyance by the Ground Sublessor of its rights, title or interest under this Site Sublease shall not constitute a breach of the Ground Sublessee's right of quiet enjoyment under this Site Sublease; provided that such grant, sublease, assignment, encumbrance or conveyance expressly provides that the Ground Sublessor's interest under this Site Sublease is subject to the Ground Sublessee's release rights set forth in Sections 4.2 and 4.3 of the Site Lease, that any Released Property shall automatically be deemed to be released from the effect of any such grant, sublease, assignment, encumbrance or conveyance without the necessity of the execution, delivery or recording of any further instrument whatsoever, and that the other party to such grant, sublease, assignment, encumbrance or conveyance shall, at the request and expense of the Ground Sublessee, execute and deliver such documents and instruments as may be reasonably requested by the Ground Sublessee to evidence the foregoing.

section 5.        USE OF FACILITY SITE AND EASEMENTS

     Section 5.1. Use. The Ground Sublessee's rights hereunder to use the Facility Site and the Easements during the Site Sublease Term shall be limited to the right of the Ground Sublessee to use the Facility Site and Easements in connection with the use, operation, maintenance, repair, upgrade, improvement, alteration, removal, restoration and modification of the Facility in accordance with the terms of the Operative Documents.

     Section 5.2. Compliance with Environmental Laws. The Ground Sublessee will comply with all Environmental Laws of any Governmental Entity having jurisdiction as the same pertain to the Facility Site, unless such noncompliance could not reasonably be expected to result in a Material Adverse Effect; provided however that the Ground Sublessee may, in good faith and by appropriate proceedings, diligently contest the validity or applicability of any Environmental Law in any reasonable manner that (A) does not involve any risk of foreclosure, sale or forfeiture or loss of the Facility or the Facility Site (in each case unless such risk is not material) or the impairment of the use, operation or maintenance of the Facility in any material respect, and (B) could not result in any criminal liability being incurred by, or could not reasonably be expected to have any material adverse effect on the interests of, the Owner Participant or the Ground Sublessor.

section 6.        TRANSFER OF FACILITY SITE

     The Ground Sublessee expressly agrees that the Ground Sublessee shall not transfer or sublease the Facility Site except as part of the Ground Sublessee's transfer of the Lessee's Interest in and pursuant to the Operative Documents. The Ground Sublessor acknowledges that the Ground Sublessee shall have the right to sublease or assign the Facility Site to a Person that is a sublessee or assignee of the Facility in accordance with Section 19 of the Facility Lease or
Section 12.2 of the Participation Agreement.

section 7.        SEVERANCE

     The Facility, Components, Replacement Components, all equipment at any time acquired by the Ground Sublessor and located on the Facility Site and each part thereof have been severed from the Facility Site and from title thereto, shall be considered as personal property of the Ground Sublessor, and even though attached or affixed to or installed upon the Facility Site, as the case may be, shall not be considered to be fixtures or a part of the Facility Site.

section 8.        NONMERGER

     The reversionary interest of the Ground Sublessee in the Facility Site shall not merge into any interest in the Facility Site conveyed by this Site Sublease even if such reversionary interest and such interest leased are at any time vested in or held directly or indirectly by the same Person, but this Site Sublease shall nonetheless remain in full force and effect in accordance with its terms notwithstanding such vesting or holding unless and until the Person holding such interests shall execute an instrument effecting such merger and shall duly record such instrument. No such instrument of merger shall be executed and recorded unless and until the Lien of the Indenture on the Indenture Estate has been terminated or discharged in accordance with the terms thereof.

section 9.        SECURITY FOR GROUND SUBLESSOR'S OBLIGATION UNDER
                    NOTES

     In order to secure the Notes, the Ground Sublessor will, by the Indenture, assign and grant a Lien to the Indenture Trustee in and to, inter alia, all of the Ground Sublessor's right, title and interest in, to and under the Site Lease, this Site Sublease and the Ground Interest (other than Excepted Payments and Excepted Rights). The Ground Sublessee hereby consents to such assignment and creation of such Lien and any sale arising from or in connection with the exercise of remedies and acknowledges receipt of copies of the Indenture, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Ground Sublessee shall have received written notice from the

Indenture Trustee that the Lien of the Indenture has been terminated or discharged, the Indenture Trustee under the Indenture shall have the rights of the Ground Sublessor under this Site Sublease to the extent set forth in and subject in each case to the exceptions set forth in the Indenture.

section 10.       INSPECTION

     During the Site Sublease Term, each of the Owner Participant, the Ground Sublessor, the Owner Trustee and, so long as the Lien of the Indenture shall not have been terminated or discharged, the Indenture Trustee and the Pass Through Trustee and each of their respective representatives may, during normal business hours, on reasonable (and, in any event, not less than five (5) Business Days') notice to the Ground Sublessee and at their own risk and expense (except, at the expense but not risk, of the Ground Sublessee when a Significant Lease Default or a Lease Event of Default has occurred and is continuing), inspect the Facility Site; provided, however, that so long as no Significant Lease Default, Lease Event of Default or Lease Default occasioned by a breach of the Ground Sublessee's obligations under Section 7.1 of the Facility Lease shall have occurred and be continuing, each such Person shall only be entitled to make one inspection in any 12-month period, provided, further, however, that any such Person may make more than one inspection during the last twelve (12) months of the Site Sublease Term unless the Ground Sublessee has exercised its option under Section 15 of the Facility Lease to renew the Facility Lease and thereby extending the Site Sublease Term beyond such 12-month period. Any such inspection will not unreasonably interfere with the operation or maintenance of the Facility, of any facility located on the Retained Site or of any Additional Property, or the conduct by the Ground Sublessee of its business and will be in accordance with the Ground Sublessee's and any operator of the Facility's safety, security, insurance and confidentiality programs. In no event shall any of the Ground Sublessor, the Owner Participant, the Owner Trustee, the Indenture Trustee or the Pass Through Trustee have any duty or obligation to make any such inspection and such Persons shall not incur any liability or obligation by reason of not making any such inspection.

section 11.       MISCELLANEOUS

     Section 11.1. Amendments and Waivers. No term, covenant, agreement or condition of this Site Sublease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

     Section 11.2. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or (c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party hereto and copy party at its address set forth below or at such other address as such party or copy party may from time to time designate by written notice to the other parties:

         If to the Ground Sublessee:

                  KeySpan-Ravenswood, LLC
                  c/o KeySpan Corporation
                  One MetroTech Center
                  Brooklyn, New York 11201
                  Telephone: (718) 403-1000
                  Telecopy: (718) 696-7139


         If to the Ground Sublessor:

                  SE Ravenswood Trust
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, DE 19890-0001
                  Telephone No.:       (302) 651-1000
                  Facsimile No.:       (302) 651-8882
                  Attention: Corporate Trust Administration

         with a copy to the Owner Participant:

                  SE Ravenswood Lease, L.L.C.
                  c/o Southern Energy Finance Company, Inc.
                  270 Peachtree Street, N.W.
                  Atlanta, GA  30303
                  Telephone No.: (404) 506-5000
                  Facsimile No.:  (404) 506-0708
                  Attention:  Director of Capital Markets and Leasing

                  with a copy to:

                  c/o Southern Energy Finance Company, Inc.
                  270 Peachtree Street, N.W.
                  Atlanta, GA  30303
                  Telephone No.: (404) 506-5000
                  Facsimile No.:  (404) 506-0708
                  Attention:  Financial Manager
          and to the Indenture Trustee (for so long as the Lien of the Indenture has not been terminated or discharged):

                  Wells Fargo Bank Northwest, N.A.
                  213 Court Street, Suite 703
                  Middletown CT 06457
                  Telephone No. (860) 704-6216
                  Facsimile No. (860) 704-6219
                  Attention: Corporate Trust Services

          and to the Pass Through Trustee (for so long as the Lien of the Indenture has not been terminated or discharged):

                  Wells Fargo Bank Northwest, N.A.
                  213 Court Street, Suite 703
                  Middletown CT 06457
                  Telephone No. (860) 704-6216
                  Facsimile No. (860) 704-6219
                  Attention: Corporate Trust Services

     Section  11.3.  Survival.   Except  as  expressly  set  forth  herein,  the
warranties and covenants made by each party hereto shall not survive the expiration or termination of this Site Sublease in accordance with its terms.

     Section 11.4. Successors and Assigns. This Site Sublease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and permitted assigns as permitted by and in accordance with the terms hereof.

     Section 11.5. Governing Law. This Site Sublease has been delivered in the State of New York and shall be in all respects governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

     Section 11.6. Severability. Any provision of this Site Sublease that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.7. Counterparts. This Site Sublease may be executed in separate counterparts, each of which, when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.8. Headings and Table of Contents. The headings of the sections of this Site Sublease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 11.9. Further Assurances. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by the other party, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Site Sublease.

     Section 11.10. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Site Sublease is executed and delivered by the Trust Company, not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it pursuant thereto, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Lessor is made and intended not as personal representations, undertakings and agreements by the Trust Company, but is made and intended for the purpose for binding only the Owner Lessor, (c) nothing herein contained shall be construed as creating any liability on the Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Lessor or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Lessor under this Site Sublease.

     Section 11.11. Measuring Life. If and to the extent that any of the rights and privileges granted under this Site Sublease, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule or law relating to the vesting of interests in property or the suspension of the power of alienation of property, then it is agreed that notwithstanding any other provision of this Site Sublease, such options, rights and privileges, subject to the respective conditions hereof governing the exercise of such options, rights and privileges, will be exercisable only during (a) the longer of (i) a period which will end twenty-one (21) years after the death of the last survivor of the descendants living on the date of the execution of this Site Sublease of the following Presidents of the United States: Franklin D. Roosevelt, Harry S. Truman, Dwight D. Eisenhower, John F. Kennedy, Lyndon B. Johnson, Richard M. Nixon, Gerald R. Ford, James E. Carter, Ronald W. Reagan, George H.W. Bush, William J. Clinton and George W. Bush or (ii) the period provided under the Uniform Statutory Rule Against Perpetuities or (b) the specific applicable period of time expressed in this Site Sublease, whichever of (a) and (b) is shorter.

     IN WITNESS WHEREOF, the parties hereto have caused this Site Sublease to be duly executed and delivered under seal by their respective officers thereunto duly authorized.



                              SE RAVENSWOOD TRUST ,
                               as Ground Sublessor


                        By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee


                             By:
                                      -----------------------------------------
                                      Name:
                                      Title:



                               KEYSPAN-RAVENSWOOD, LLC,
                               as Ground Sublessee


                             By:
                                      -----------------------------------------
                                      Name:
                                      Title:

STATE OF NEW YORK                           )
                                            )  ss:
COUNTY OF NEW YORK                          )



                  On this ___ day of May 2004, before me, the undersigned, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                     ----------------------
                                                              Notary





STATE OF NEW YORK                           )
                                            )  ss:
COUNTY OF NEW YORK                          )



                  On this ___ day of May 2004, before me, the undersigned, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person on behalf of which the individual acted, executed the instrument.

                                                     ----------------------
                                                           Notary

                                    EXHIBIT A
                                       to
                                  Site Sublease
                                  -------------



                          DESCRIPTION OF FACILITY SITE
                          ----------------------------



All that certain piece or parcel of land, situate, lying, and being at Ravenswood Cogeneration Facility in Long Island City, the Borough and County of Queens, City and State of New York, bounded and described as follows:

Beginning at the point of a newly constructed building within Parcel "A" having coordinates of N277358.47 and E607681.66 in the New York State Plane Coordinate System of 1927, which beginning point is distant the following three courses from an angle point on the westerly side of Vernon Boulevard (75 feet wide), which angle point is located at the intersection of 38th Avenue (75 feet wide), as said Boulevard and Avenue are shown on map #4297, titled "the Elimination of 37th Avenue and 38th Avenue between Vernon Boulevard and the East River, along with the layout of Sewer Easements", dated November 28, 1962 and adopted by the Board of Estimate of the City of New York on July 25th, 1963 (Map #4297) which map was filed at Topographical Bureau, Borough of Queens, City of New York on August 9, 1963 thence;

A. North 25o02'04" East a distance of 476.77 feet in the right of way of Vernon Boulevard to a point, thence;

B. North 64o57'56" West a distance of 214.15 feet at right angle from the previous course to a point being the original point of beginning of the Con Edison Lease area, thence;

C. South 23o48'54" West a distance of 9.07 feet to the point of beginning of the Facility Site, running thence;


1. South 59o11'27" East a distance of 43.51 feet along the perimeter of the said Facility Site area to a point, thence;

2. North 32o20'17" East a distance of 4.31 feet along the same to a point, thence;

3. South 59o20'48" East a distance of 22.03 feet along the same to a point, thence;

4. North 30o48'33" East a distance of 0.55 feet along the same to a point, thence;

5. South 59o11'27" East a distance of 30.24 feet along the same to a point, thence;

6. South 30o48'33" West a distance of 30.23 feet along the same to a point, thence;

7. South 59o11'27" East a distance of 30.52 feet along the same to a point, thence;

8. South 30o48'33" West a distance of 13.79 feet along the same to a point, thence;

9. South 59o11'27" East a distance of 9.74 feet along the same to a point, thence;

10. South 30o48'33" West a distance of 107.85 feet along the same to a point, thence;

11. North 59o11'27" West a distance of 20.80 feet along the same to a point, thence;

12. South 30o48'33" West a distance of 85.62 feet along the same to a point, thence;

13. South 59o11'27" East a distance of 28.29 feet along the same to a point, thence;

14. South 30o48'33" West a distance of 82.39 feet along the same to a point, thence;

15. North 59o11'27" West a distance of 57.01 feet along the same to a point, thence;

16. North 30o48'33" East a distance of 13.49 feet along the same to a point, thence;

17. North 59o11'27" West a distance of 51.01 feet along the same to a point, thence;

18. North 30o48'33" East a distance of 16.72 feet along the same to a point, thence;

19. North 59o11'27" West a distance of 41.34 feet along the same to a point, thence;

20. North 30o48'33" East a distance of 18.65 feet along the same to a point, thence;

21. North 59o11'27" West a distance of 123.57 feet along the same to a point, thence;

22.  North 30o48'33" East a distance of 163.89 feet to a point, thence;

23.  South 64o14'53" East a distance of 6.58 feet to a point, thence;

24. South 60o36'23" East a distance of 10.27 feet along facility site area to a point, thence;

25. South 59o11'27" East a distance of 117.09 feet along said facility site area to a point, thence;

26. North 30o48'33" East a distance of 76.07 feet along the same to a point, thence;

27. North 59o11'27" West a distance of 4.63 feet along the same to a point, thence;

28. North 30o48'33" East a distance of 25.31 feet along the same to the Point and Place of Beginning.

Containing: 1.380 Acres (60,095 Square Feet), more or less.

Being known as the Facility Site, on map entitled "Facility Site Within Parcel "A", Long Island City, Queens, New York", prepared by GEOD Corporation, dated April 22, 2004, as last revised May 24, 2004.

                                    EXHIBIT B
                                       to
                             Site Sublease Agreement
                             -----------------------



                            DESCRIPTION OF EASEMENTS
                            ------------------------



     A. The easements originally granted to the Ground Lessor pursuant to that certain Supplemental (Ravenswood) Easement Agreement ("SREA"), dated as of February 4, 2003, by and among Consolidated Edison Company of New York, Inc., Steam House Leasing, LLC and the Ground Lessor (the "SREA Easements"), which agreement shall be recorded in the Queens County Register's Office immediately prior to the Memorandum of Site Lease, as follows:

     1.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of a concrete "stack" and the concrete foundation on which it is constructed.

     2.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of a building to house the Continuous Emission Monitoring System "CEMS".

     3. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of an "Aqueous Ammonia Tank in Dike," as well as an area appurtenant thereto for the installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of an oil water separator.

     4. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of (A) a building to house a gas compressor and (B) lubricating oil containment and storage tanks and systems, a hot gas scrubber, coalescing filter, recycling cooler, fuel gas heater, related piping and electrical conduits.

     5. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of (A) an underground kerosene fuel line and (B) electric lines located in an underground trench.

     6.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of a 12 foot wide underground common utility trench.

     7.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of an above grade export steam line.

     8.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of a "138 KV underground cable line".

     9.  Installation,  erection,  construction,  reconstruction,   maintenance,
repair, rebuilding, modification, renovation, inspection, testing and operation of a "Sanitary Sewer Line".

     10. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of a "12" Fire Protection Loop".

     11. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of a "31G04 Feeder Breaker G4E," and appurtenant equipment (including, but not limited to, appurtenant generator breakers, motor operated disconnect switches, ground switches, voltage regulators, transformers, manually operated disconnect switches, circuit breakers).

     12. Installation, erection, construction, reconstruction, maintenance, repair, rebuilding, modification, renovation, inspection, testing and operation of a "Natural Gas Feeder Line".

     B. The  easements  originally  granted to the Ground Lessor as described in
Schedule 2.02(a)(5), Schedule 2.02(a)(8) and Schedule 2.03(3) of that certain Amended and Restated Ravenswood Declaration of Easements Agreement ("DOE"), dated June 18, 1999, by and among Consolidated Edison Company of New York, Inc., Steam House Leasing, LLC and the Ground Lessor (the "DOE Easements," and collectively with the SREA Easements, the "Easements"), recorded in the Queens County Register's Office on June 30, 1999 in Reel 5294, Page 2470, as follows:

     1. An Easement over a portion of Rainey Substation for the maintenance, repair, operation, inspection and replacement of electrical feeders B1A, B1B, B2A, C1A, C1B, and C2A.

     2. An Easement over a portion of Vernon Substation for the maintenance, repair, operation and inspection of the Discharge Tunnel.

     3. An Easement for the operation, inspection, testing, repair, replacement and maintenance of all steam piping downstream of the 2 6" revenue meters.

The Easements are depicted on the attached Survey prepared by GEOD Corporation, dated April 22, 2004, as last revised May 24, 2004 (provided, however, that any conflict between the description on the Survey and the actual location of the Easement shall be resolved in favor of the actual location of the Easement).










                                       3